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                          VAN KAMPEN AMERICAN CAPITAL
                                 COMSTOCK FUND
                   SUPPLEMENT DATED NOVEMBER 2, 1995, TO THE
           STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 7, 1995.

The section of the Statement of Additional Information captioned "Fund Performance" is hereby supplemented as follows:

     By focusing on stocks with attractive current dividends, the Fund's management team seeks to achieve consistent, long-term performance. Currently, a high percentage of the stocks in the Fund have a history of paying dividends. The types of stocks in which the Fund looks to invest in typically have provided consistent returns in both up and down markets. In addition, the Fund attempts to remain fully invested and diversified across many industries to achieve consistent long-term performance.

     Since the Fund's commencement of investment operations on October 7, 1968, the world has experienced a number of significant political and economic events. For example, in 1971, there were wage and price freezes to attempt to control inflation. In 1973 the dollar was devalued and the OPEC oil embargo was in effect. 1976 saw sweeping tax law changes, and in 1979 the CPI rose over 13%, its largest rise in 33 years. In 1982, the country was in a recession, in 1985 the U.S. deficit became the largest in the world and the U.S. was now a debtor nation. 1987 saw the stock market crash. The Persian Gulf War began in 1991, and the Dow Jones Industrial Average hit a record high of 4000 in 1995.

     From time to time marketing materials may provide a portfolio manager update on the Fund or discuss general economic conditions. The top 10 holdings of the Fund may also be listed in marketing pieces.